SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: March 26, 1998
(Date of earliest event reported)




                 Deutsche Mortgage & Asset Receiving Corporation
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             (Exact name of registrant as specified in its charter)

         Delaware                333-08328                 04-3310019
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     (State or Other             (Commission             (I.R.S. Employer
     Jurisdiction of             File Number            Identification No.)
      Incorporation



         One International Place - Room 520, Boston, Massachusetts 02110
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                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (617) 951-7690



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Item 5.       Other Events.

     Attached as Exhibit 99 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Deutsche Morgan Grenfell Inc., Morgan Stanley & Co. Incorporated, and Llama Company, L.P. (collectively, the "Underwriters"), the underwriters in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 1998-C1 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-08328) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

     The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

     Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit 99        Computational Materials.



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     Pursuant to the  requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                               DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION


                               By:  /s/ Nancy D. Smith
                                   -------------------
                                        Nancy D. Smith
                                        President

Date: March 31, 1998